8UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 3, 2004


                       COMPUTER PROGRAMS AND SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-49796                74-3032373
  (State or Other Jurisdiction     (Commission File          (IRS Employer
        of Incorporation)              Number)             Identification No.)


              6600 Wall Street,                                36695
               Mobile, Alabama                               (Zip Code)
  (Address of Principal Executive Offices)


                                 (251) 639-8100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.          Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------

         99.1                           Press Release dated February 3, 2004


Item 12.         Results of Operations and Financial Condition.

     On February 3, 2004, Computer Programs and Systems, Inc. ("CPSI") issued a press release announcing financial information for its fiscal fourth quarter and year ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COMPUTER PROGRAMS AND
                                      SYSTEMS, INC.

                                      By: /s/ David A. Dye
                                          ----------------------------
                                          David A. Dye
                                          President and Chief Executive Officer


Dated: February 3, 2004

                                INDEX TO EXHIBITS


Exhibit Number              Exhibit
--------------              -------

99.1                        Press Release dated February 3, 2004 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.